                                 EXHIBIT 99.2



                             JEFFERIES GROUP, INC.





                        UNAUDITED FINANCIAL INFORMATION
                         RELATING TO PLANNED SPIN-OFF



                               [LOGO] JEFFERIES
                                      -----------
                                      GROUP, INC.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                      PAGE
                                                                      ----

     HIGHLIGHTS

          PLANNED TRANSACTION. . . . . . . . . . . . . . . . . . . .   1-3

          SELECTED FINANCIAL INFORMATION . . . . . . . . . . . . . .   4-7


     APPENDIX

          JEFFERIES GROUP, INC. CONSOLIDATING FINANCIAL INFORMATION

               STATEMENTS OF FINANCIAL CONDITION . . . . . . . . . .   A

               STATEMENTS OF EARNINGS. . . . . . . . . . . . . . . .   B


This document contains statements concerning the timing, structure and ramifications of the proposed spin-off and related transactions that are intended to be "forward-looking statements", as that phrase is defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which can be identified by the use of terms such as "plan", "anticipate", "will", "would", "expect", "estimate" or variations of such terms, may not occur as presently anticipated in the event necessary approvals are not obtained or are not obtained on acceptable terms or in the event of adverse developments in the market for Jefferies Group or ITGI securities or in securities markets in general. As a result, no forward-looking statement should be regarded as a representation by Jefferies Group, ITGI or any other person that the presently anticipated events will occur as described herein.

PLANNED TRANSACTION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


On March 17, 1998, Jefferies Group, Inc. and Investment Technology Group, Inc. announced plans to separate Jefferies & Company, Inc. and Investment Technology Group, Inc. through a spin-off.

Jefferies Group, Inc. is a holding company for two principal lines of business: a full-service global investment bank serving institutions and small- to medium-sized corporations (referred to in this document as "JEFCO"); and 82.3 percent-owned Investment Technology Group, Inc., the leading provider of technology-based equity trading services and transaction research to institutional investors and brokers.

According to the plan, Jefferies Group shareholders will own 100% of JEFCO and approximately 82.3% of ITGI when the transaction closes. The public ITGI shareholders will continue to own approximately 17.7% of ITGI. The spin-off will be accomplished by a tax-free distribution of 100% of the shares of a new holding company, JEFCO, to Jefferies Group shareholders. Jefferies Group's 15 million shares of ITGI would then be its only asset. (As of December 31, 1997,
total outstanding shares of ITGI were 18.2 million.)   The spin-off would be
followed immediately by a tax-free merger of Jefferies Group and ITGI.

Jefferies Group will seek a ruling from the IRS regarding the tax-free nature of the distribution of JEFCO and expects to complete the transaction by the end of the year.

PLANNED TRANSACTION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Jefferies Group and ITGI expect that both companies will have financial strength and flexibility for future growth. The spin-off plan calls for:

     - Increasing JEFCO's capital base through a combination of Jefferies Group stock option exercises, termination of Jefferies Group's deferred compensation plan, various tax benefits and a special dividend of approximately $50-75 million from ITGI to all of its stockholders. It is currently anticipated that at the transaction closing date, JEFCO will have a minimum equity capital base of $320 million and ITGI will have a minimum equity capital base of $20 million.

     - Assumption by JEFCO of Jefferies Group's existing $150 million senior unsecured debt obligation.

     - Establishing an employee stock ownership plan at JEFCO, which will further align the interests of employees and stockholders at JEFCO by providing equity-based compensation incentives linked directly to JEFCO's operating performance.

The spin-off and restructuring transactions are contingent on a number of factors, including receipt of all required Board of Directors and shareholder approvals of Jefferies Group and ITGI, receipt of a favorable tax ruling from the IRS and other required regulatory and contractual approvals.

PLANNED TRANSACTION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                            --------------
                           | JEF GROUP     |
    |----------------------| SHAREHOLDERS  |
    |                      | 100% OWNERSHIP|
    |                       --------------
    |                            |
    |                ---------------------                  ------------------
    |               | [LOGO] JEFFERIES    |                |       ITGI       |
    |               |        -----------  |                | MINORITY INTEREST|
    |               |        GROUP, INC.  |----------------|                  |
    |      ---------|                     |                |                  |
    |      |        |        82% OWNERSHIP|                |  18% OWNERSHIP   |
    |      |         ---------------------                  ------------------
SPIN-OFF   |                          |                                     |
    |      |                          |       UPSTREAM MERGER               |
    |      |                          |     ------------------              |
    |      | - Post Spin-Off          |  - MERGE ITGI INTO JEF GROUP AND    |
    |      |   Minimum Equity: $20mm  |    EXCHANGE MINORITY INTEREST       |
    |      |                          |    SHARES IN ITGI FOR JEF GROUP     |
    |      |                          |    SHARES                           |
    |      |                          |  - CHANGE JEF GROUP NAME TO ITGI    |
    |      |                          |                                     |
    |      |                          |                                     |
    |      |                          |                                     |
 --------------                       |         ---------------             |
|              |                      |        |  INVESTMENT   |            |
|   "JEFCO"    |                      ---------|  TECHNOLOGY   |------------
|              |                               |  GROUP, INC.  |
 -------------                                  ---------------

 - Post Spin-Off Minimum Capital: $470mm
 - Post Spin-Off Minimum Capital: $320mm

JEFFERIES GROUP, INC. CONSOLIDATED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SELECTED CONSOLIDATED FINANCIAL DATA

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)                                        YEAR ENDED DECEMBER 31,
                                                      --------------------------------------------------------------------------
                                                          1997           1996           1995           1994           1993
                                                      --------------------------------------------------------------------------
INCOME STATEMENT(a)
Net Revenues                                           $  703,038     $  478,774     $  351,222     $  262,538     $  292,789
Operating Income                                          115,950         83,187         53,238         30,779         47,344
Earnings before income taxes, minority interest,
 and cumulative effect on change in accounting
 principle                                                115,950         83,187         53,238         39,036         47,344
Income Taxes                                               47,677         35,438         21,911         17,568         19,755
Minority Interest                                           4,706          4,189          2,798          1,244              0
                                                      --------------------------------------------------------------------------
Net Earnings                                           $   63,567     $   43,560     $   28,529     $   20,224     $   28,947(b)

EARNINGS PER SHARE
Diluted Earnings                                       $     2.80     $     1.84     $     1.19     $     0.81     $     1.22

                                                                                AS OF DECEMBER 31,
                                                      --------------------------------------------------------------------------
                                                          1997           1996           1995           1994           1993
                                                      --------------------------------------------------------------------------
BALANCE SHEET(a)
Cash, Cash Equivalents, and Short Term Investments     $  224,465     $  180,435     $   72,821     $   73,533     $   28,914
Total Assets                                            2,099,542      1,568,087      1,536,969      1,557,348      1,388,403
Long-Term Debt                                            149,290         52,987         56,322         59,570          9,968
Stockholders' Equity                                      242,756        195,445        186,261        163,235        144,558

SELECTED RATIOS:
Pre-Tax Margin (as a % of Net Revenue)                         16%            17%            15%            15%            16%
Return on Average Equity                                       30%            23%            17%            13%            25%
Book Value Per Share Outstanding                       $    11.97     $     9.43     $     8.28     $     7.28     $     6.35
Shares Outstanding                                         20,286         20,726         22,514         22,420         22,782
Diluted Weighted Average Shares Outstanding                22,349         23,410         23,922         24,756         24,664

(a) ITGI is fully consolidated into Jefferies Group, Inc. The minority interest in ITGI is recorded as a liability. This liability representing the minority interest is increased each period by the minority's share of net income from ITGI and such amount is deducted from the determination of net earnings from Jefferies Group, Inc.

(b) Includes cumulative adjustment of $1.4 million due to adoption of accounting standard in 1993.

JEFFERIES GROUP, INC. CONSOLIDATED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL REVENUE GROWTH & COMPOSITION


                                              [GRAPH]
(IN MILLIONS)
$800                                                                 $765
                                                                       17%

$600                                                       $517
                                                $406         21%
                                                                              ITGI
$400                         $310      $304       18%                         JEFCO
                               16%       18%                           83%

$200                                                         79%
                                                   82%
                               84%       82%
$  0
                             1993      1994      1995      1996      1997

SEGMENT FINANCIAL INFORMATION - "JEFCO"
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SELECTED FINANCIAL DATA

The following represents historical financial information of Jefferies Group, Inc.'s core brokerage and banking business - "JEFCO."

(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)                                YEAR ENDED DECEMBER 31,
                                                      ------------------------------------------------------------------------
                                                          1997           1996           1995           1994           1993
                                                      ------------------------------------------------------------------------
INCOME STATEMENT
Net Revenues                                           $  569,528     $  369,183     $  279,939     $  206,968     $  243,470
Operating Income                                           68,690         42,186         28,350         13,007         40,918
Contribution to Consolidated Jefferies Group, Inc.
  Net Earnings                                             41,356         24,414         16,422         29,330(b)      25,620

EARNINGS PER SHARE
Contribution to Consolidated Jefferies Group, Inc.
  Diluted Earnings)(a)                                 $     1.85     $     1.04     $     0.69     $     1.18     $     1.04

                                                                                AS OF DECEMBER 31,
                                                      ------------------------------------------------------------------------
                                                          1997           1996           1995           1994           1993
                                                      ------------------------------------------------------------------------
BALANCE SHEET
Cash, Cash Equivalents, and Short Term Investments     $  173,202     $  136,480     $   54,861     $   52,087     $   22,904
Total Assets                                            1,994,684      1,493,117      1,497,351      1,526,869      1,376,293
Long-Term Debt                                            149,290         52,987         56,322         59,570          9,968
Stockholders' Equity                                      165,568        140,314        149,163        137,478        130,714

SELECTED RATIOS:
Pre-Tax Margin (as a % of Net Revenue)                         12%            11%            10%            25%            17%
Return on Average Equity                                       27%            17%            11%            22%            24%

(a) Contribution is calculated based on consolidated Jefferies Group, Inc. diluted weighted average shares outstanding.
(b) Contribution to consolidated Jefferies Group, Inc. net earnings in 1994 includes a one-time after tax gain of approximately $22 million or $.89 per diluted share related to the IP0 of ITGI

SEGMENT FINANCIAL INFORMATION - "ITGI"
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SELECTED FINANCIAL DATA

The following represents historical financial information of Jefferies Group, Inc.'s equity ownership of approximately 82% currently of Investment Technology Group, Inc. - "ITGI."

(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)                                YEAR ENDED DECEMBER 31,
                                                      ------------------------------------------------------------------------
                                                          1997           1996           1995           1994           1993
                                                      ------------------------------------------------------------------------
INCOME STATEMENT
Net Revenues                                           $  136,896     $  111,333     $  72,328      $  56,706      $  49,316
Contribution to Consolidated Jefferies Group, Inc.
  Net Earnings (Loss)(a)                                   22,211         19,146        12,107         (9,106)(c)      3,327

EARNINGS (LOSS) PER SHARE
Contribution to Consolidated Jefferies Group, Inc.
 Diluted Earnings(b)                                   $     0.95     $     0.80     $    0.50      $   (0.37)(c)  $    0.18

                                                                                AS OF DECEMBER 31,
                                                      ------------------------------------------------------------------------
                                                          1997           1996           1995           1994           1993
                                                      ------------------------------------------------------------------------
BALANCE SHEET
Cash, Cash Equivalents, and Short Term Investments     $   51,263     $   43,955     $  17,960      $  21,446      $   6,010
Total Assets                                              113,641         82,798        55,318         38,354         23,496
Long-Term Debt                                                  0              0             0              0              0

SELECTED RATIOS:
Pre-Tax Margin (as a % of Net Revenue)                         35%            37%            34%          (22%)            13%

(a) Contribution to consolidated Jefferies Group, Inc. net earnings (loss) represent Jefferies Group, Inc.'s ownership percentage of approximately 82% of ITGI from May 1994 to present. Previous to May 1994, ITGI was a wholly owned subsidiary of Jefferies Group, Inc.

(b) Contribution is calculated based on consolidated Jefferies Group, Inc. diluted weighted average shares outstanding including earnings adjustments for stock options on ITGI.

(c) Contribution to consolidated Jefferies Group, Inc. net earnings in 1994 includes a non-recurring, after tax charge of approximately $20 million or $.80 per diluted share related to termination of plans expense.

APPENDIX A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
JEFFERIES GROUP INC. HISTORICAL CONSOLIDATING STATEMENTS OF FINANCIAL CONDITION

The following table represents the historical assets and liabilities of Jefferies Group, Inc. broken down between its core brokerage and banking business - "JEFCO" - and its approximately 82% ownership interest of ITGI.

(DOLLARS IN THOUSANDS)                                             AS OF DECEMBER 31, 1997
                                                        --------------------------------------------
                                                        --------------------------------------------
                                                                                        JEFFERIES
                                                            ITGI(a)       JEFCO(a)     GROUP, INC.
                                                        --------------------------------------------
ASSETS
Cash and cash equivalents                                    $51,263        $58,225       $109,488
 Cash and securities segregated and on deposit for
 regulatory purposes or deposited with clearing and
 depository organizations                                          0         30,977         30,977
Receivables from brokers and dealers                           2,931      1,269,664      1,269,664
Receivables from customers, officers and directors                 0        166,284        166,284
Securities owned                                                 358        245,055        245,413
Investments                                                   10,935        143,649        154,584
Premises and equipment                                        19,506         23,322         42,828
Other assets                                                  28,648         57,508         80,304
                                                        --------------------------------------------
                                                            $113,641     $1,994,684     $2,099,542
                                                        --------------------------------------------
                                                        --------------------------------------------

LIABILITIES AND
STOCKHOLDERS'EQUITY
Payable to brokers and dealers                                    $0       $981,705       $981,705
Payable to customers                                               0        202,255        202,255
Securities sold, not yet purchased                                 3        188,700        188,703
Accrued expenses and other liabilities                        19,875        307,166        318,258
                                                        --------------------------------------------
                                                              19,878      1,679,826      1,690,921
Long-term debt                                                     0        149,290        149,290
Minority interest                                             16,575              0         16,575
                                                        --------------------------------------------
                                                              36,453      1,829,116      1,856,786
Stockholders' equity                                          77,188        165,568        242,756
                                                        --------------------------------------------
                                                            $113,641     $1,994,684     $2,099,542
                                                        --------------------------------------------
                                                        --------------------------------------------

                                                                   AS OF DECEMBER 31, 1996
                                                        --------------------------------------------
                                                        --------------------------------------------
                                                                                        JEFFERIES
                                                            ITGI(a)       JEFCO(a)     GROUP, INC.
                                                        --------------------------------------------
ASSETS
Cash and cash equivalents                                   $43,955        $70,187       $114,142
 Cash and securities segregated and on deposit for
 regulatory purposes or deposited with clearing and
 depository organizations                                         0         29,107         29,107
Receivables from brokers and dealers                          2,812        965,625        965,625
Receivables from customers, officers and directors                0        113,872        113,872
Securities owned                                              4,808        192,962        197,770
Investments                                                   5,193         45,416         50,609
Premises and equipment                                        8,442         22,429         30,871
Other assets                                                 17,588         53,519         66,091
                                                        --------------------------------------------
                                                            $82,798     $1,493,117     $1,568,087
                                                        --------------------------------------------
                                                        --------------------------------------------

LIABILITIES AND
STOCKHOLDERS'EQUITY
Payable to brokers and dealers                                   $0       $805,713       $805,713
Payable to customers                                              0        170,384        170,384
Securities sold, not yet purchased                            1,226        123,089        124,315
Accrued expenses and other liabilities                       14,479        200,630        207,281
                                                        --------------------------------------------
                                                             15,705      1,299,816      1,307,693
Long-term debt                                                    0         52,987         52,987
Minority interest                                            11,962              0         11,962
                                                        --------------------------------------------
                                                             27,667      1,352,803      1,372,642
Stockholders' equity                                         55,131        140,314        195,445
                                                        --------------------------------------------
                                                            $82,798     $1,493,117     $1,568,087
                                                        --------------------------------------------
                                                        --------------------------------------------

(a) Each company's financial statements, which are shown here on a stand alone basis, include intercompany balances which would eliminate in consolidation. As a result, the sum of the two companies may not total the consolidated Jefferies Group, Inc. balance shown.

APPENDIX B
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
JEFFERIES GROUP, INC. HISTORICAL CONSOLIDATING STATEMENTS OF EARNINGS

The following table represents the results of operations of Jefferies Group, Inc. broken down between its core brokerage and banking business -"JEFCO" - and its approximately 82% ownership interest of ITGI.

(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)          FOR THE YEAR ENDED DECEMBER 31, 1997
                                                       ----------------------------------------
                                                       ----------------------------------------
                                                                                    JEFFERIES
                                                         ITGI(a)       JEFCO(a)    GROUP, INC.
                                                       ----------------------------------------
Total revenues                                           $137,042       $630,842       $764,504
Interest expense                                              146         61,314         61,466
                                                       ----------------------------------------
Revenues, net of interest expense                         136,896        569,528        703,038
Total non-interest expenses                                89,636        500,838        587,088
                                                       ----------------------------------------
Earnings before income taxes and minority interest         47,260         68,690        115,950
Income taxes                                               20,343         27,334         47,677
                                                       ----------------------------------------
Earnings before minority interest                          26,917         41,356         68,273
Minority interest                                           4,706              0          4,706
                                                       ----------------------------------------
Net earnings                                              $22,211        $41,356        $63,567

EARNINGS PER SHARE
 Basic Earnings(a)                                          $1.03          $1.92          $2.95
 Diluted Earnings(b)                                        $0.95          $1.85          $2.80

                                                         FOR THE YEAR ENDED DECEMBER 31, 1996
                                                       ----------------------------------------
                                                       ----------------------------------------
                                                                                    JEFFERIES
                                                         ITGI(a)       JEFCO(a)    GROUP, INC.
                                                       ----------------------------------------
Total revenues                                           $111,556       $407,023       $516,626
Interest expense                                              223         37,840         37,852
                                                       ----------------------------------------
Revenues, net of interest expense                         111,333        369,183        478,774
Total non-interest expenses                                70,332        326,997        395,587
                                                       ----------------------------------------
Earnings before income taxes and minority interest         41,001         42,186         83,187
Income taxes                                               17,666         17,772         35,438
                                                       ----------------------------------------
Earnings before minority interest                          23,335         24,414         47,749
Minority interest                                           4,189              0          4,189
                                                       ----------------------------------------
Net earnings                                              $19,146        $24,414        $43,560

EARNINGS PER SHARE
 Basic Earnings(a)                                          $0.84          $1.06          $1.90
 Diluted Earnings(b)                                        $0.80          $1.04          $1.84

                                                         FOR THE YEAR ENDED DECEMBER 31, 1995
                                                       ----------------------------------------
                                                       ----------------------------------------
                                                                                    JEFFERIES
                                                         ITGI(a)       JEFCO(a)    GROUP, INC.
                                                       ----------------------------------------
Total revenues                                            $72,381       $334,282       $405,587
Interest expense                                               53         54,343         54,365
                                                       ----------------------------------------
Revenues, net of interest expense                          72,328        279,939        351,222
Total non-interest expenses                                47,440        251,589        297,984
                                                       ----------------------------------------
Earnings before income taxes and minority interest         24,888         28,350         53,238
Income taxes                                                9,983         11,928         21,911
                                                       ----------------------------------------
Earnings before minority interest                          14,905         16,422         31,327
Minority interest                                           2,798              0          2,798
                                                       ----------------------------------------
Net earnings                                              $12,107        $16,422        $28,529

EARNINGS PER SHARE
 Basic Earnings(a)                                          $0.52          $0.71          $1.23
 Diluted Earnings(b)                                        $0.50          $0.69          $1.19


(a) Each company's financial statements, which are shown here on a stand alone basis, include intercompany balances which would eliminate in consolidation. As a result, the sum of the two companies may not total the consolidated Jefferies Group, Inc. balance shown.

(b) For ITGI and JEFCO, the earnings per share represent the contribution to consolidated Jefferies Group, Inc. earnings per share for basic and diluted.